                                                                    EXHIBIT 10.9



                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                       ALEXANDER HAAGEN PROPERTIES, INC.

                                      and

                      ALEXANDER HAAGEN, CHARLOTTE HAAGEN,
            ALEXANDER HAAGEN III and the other parties named herein

                                  dated as of

                                  June 1, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                         Page
                                                         ----
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Section 1.      Definitions...........................    1
                -----------

     (a)        "Agreement"...........................    1
     (b)        "Commencement Date"...................    1
     (c)        "Company".............................    1
     (d)        "Company Registration Expenses".......    1
     (e)        "Commission"..........................    2
     (f)        "Demand Registration".................    2
     (g)        "Exchange Act"........................    2
     (i)        "Lazard"..............................    2
     (j)        "NASD"................................    2
     (l)        "Registrable Securities"..............    2
     (m)        "Registration Expenses"...............    2
     (n)        "Registration Suspension Period"......    3
     (o)        "Securities Act"......................    3
     (p)        "Stockholders' Agreement".............    3
     (q)        "Stock Purchase Agreement"............    3
     (r)        "Suspension Notice"...................    3
     (s)        "Underwritten/Placed Offering"........    3

Section 2.      Demand Registration...................    3
                -------------------

     (a)        Obligation to File....................    3
     (b)        Black-Out Periods of the Haagen Family    4
     (c)        Number of Demand Registrations........    5
     (d)        Notice................................    5
     (e)        Expenses..............................    5
     (f)        Selection of Underwriters.............    5

Section 3.      Incidental Registrations..............    5
                ------------------------

     (a)        Notification and Inclusion............    5
     (b)        Cut-back Provisions...................    6
     (c)        Expenses..............................    7
     (d)        Duration of Effectiveness.............    7

Section 4.      Registration Procedures...............    7
                -----------------------

Section 5.      Requested Underwritten Offerings......   10
                --------------------------------

Section 6.      Preparation; Reasonable Investigation.   10
                --------------------------------------

Section 7.      Indemnification.......................   11
                ---------------

     (a)        Indemnification by the Company........   11
     (b)        Indemnification by the Haagen Family..   12
     (c)        Notices of Claims, etc. ..............   12


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     (d)        Other Indemnification.................   13
     (e)        Indemnification Payments..............   13
     (f)        Contribution..........................   13

Section 8.      Covenants Relating to Rule 144........   13
                ------------------------------

Section 9.      Miscellaneous.........................   14
                -------------

     (a)        Counterparts..........................   14
     (b)        Governing Law.........................   14
     (c)        Entire Agreement......................   14
     (d)        Notices...............................   14
     (e)        Successors and Assigns................   15
     (f)        Headings..............................   15
     (g)        Amendments and Waivers................   16
     (h)        Interpretation; Absence of Presumption   16
     (i)        Severability..........................   16

          REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of June 1, 1997, by and among Alexander Haagen Properties, Inc., a Maryland corporation (the "Company") and Alexander Haagen, Charlotte Haagen, Alexander Haagen III, or a controlled affiliate thereof (the "Haagen Family"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as herein after defined).

          WHEREAS, the Company and LF Strategic Realty Investors L.P. and Prometheus Western Retail, LLC (collectively, "Lazard") have entered into a Stock Purchase Agreement, dated as of June 1, 1997 (the "Stock Purchase Agreement"), that provides for the purchase by Lazard and sale by the Company to Lazard of shares of Company Common Stock; and

          WHEREAS, the Company, Lazard and the Haagen Family have entered into various agreements, including a voting agreement dated as of June 1, 1997 (the "Voting Agreement"), that provides for the Haagen Family to vote in favor of the Stock Purchase Agreement and the Stockholders' Agreement, dated as of June 1, 1997 (the "Stockholders' Agreement")

          WHEREAS, in order to induce the Haagen Family to enter into the Voting Agreement, the Company has agreed to provide the registration rights set forth herein;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  As used herein, the following terms shall
                      -----------
have the following meanings:

          (a) "Agreement" shall have the meaning set forth in the first paragraph hereof.

          (b) "Commencement Date" shall mean the first anniversary of the date of this Agreement.

          (c) "Company" shall have the meaning set forth in the first paragraph hereof.

          (d) "Company Registration Expenses" shall mean the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company's performance of or compliance with this Agreement, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities.

          (e) "Commission" shall mean the Securities and Exchange Commission, and any successor thereto.

          (f) "Demand Registration" shall have the meaning set forth in Section 2(a).

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

          (h) "Haagen Family" shall have the meaning set forth in the first paragraph hereof.

          (i) "Lazard" shall have the meaning set forth in the second paragraph hereof.

          (j) "NASD" shall mean the National Association of Securities Dealers, Inc.

          (k) "OP Units" shall mean the units of limited partnership interest in Alexander Haagen Properties Operating Partnership, L.P., a California limited partnership.

          (l) "Registrable Securities" shall mean (i) any and all shares of Company Common Stock held by the Haagen Family, (ii) any and all shares of Company Common Stock issuable upon exchange of OP Units or upon exercise of Company stock options , (iii) any and all securities acquired by the Haagen Family pursuant to Section 1 of the Stockholders Agreement, and (iv) any securities issued or issuable with respect to any Company Common Stock or other securities referred to in clause (i) or (iii) by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (C) such securities are eligible to be resold pursuant to Rule 144(k).

          (m) "Registration Expenses" shall mean all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any separate counsel retained by the Haagen Family, and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by the Haagen Family against liabilities arising out of the public offering of securities, including Company Registration Expenses, but specifically excludes any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions.

          (n) "Registration Suspension Period" shall have the meaning set forth in Section 2(b).

          (o) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations thereunder.

          (p) "Stockholders' Agreement" shall have the meaning set forth in the third paragraph hereof.

          (q) "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

          (r) "Suspension Notice" shall have the meaning set forth in Section 2(b).

          (s) "Underwritten/Placed Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public or on behalf of a person other than the Company through an agent for sale to the public.

          Section 2.  Demand Registration
                      -------------------

          (a) Obligation to File.  At any time following the Commencement Date,
              ------------------
     promptly upon the written request of the Haagen Family, the Company will use its reasonable best efforts to file with the Commission a registration statement under the Securities Act for the offering of all of the Registrable Securities which the Haagen Family requests to be registered (the "Demand Registration"). The Demand Registration shall be on an appropriate form and the Demand Registration and any form of prospectus included therein shall reflect such plan of distribution or method of sale as the Haagen Family notifies the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by the Haagen Family, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the seller undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its reasonable best efforts to cause the Demand Registration to become effective, and, upon the request of the Haagen Family, keep the Demand Registration effective for up to 90 days, unless the distribution of securities registered thereunder has been earlier completed; provided, however, that if such Demand Registration will require the Company to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would otherwise be required to prepare and file such audited financial statements, then the Haagen Family must notify the Company at least thirty days in advance of the date upon which such audited financial statements will be required to be filed. During the period during which the Demand Registration is effective, the Company shall supplement or make amendments to the Demand Registration, if required by the Securities Act or if reasonably requested by the Haagen Family or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

          (b) Black-Out Periods of the Haagen Family.  Notwithstanding anything
              --------------------------------------
     herein to the contrary, (i) the Company shall have the right from time to time to require the Haagen Family not to sell under the Demand Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Haagen Family, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 75 days following the effective date of such registration statement or the date of filing of the final prospectus supplement, and (ii) the Company shall be entitled to require the Haagen Family not to sell under the Demand Registration or to suspend the effectiveness thereof (but not for a period exceeding 75 days in any calendar year) if the Company determines, in its good faith judgment, that such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

          Once any registration statement filed pursuant to this Section 2 or in which Registrable Securities are included pursuant to Section 3 has been declared effective, any period during which the Company fails to keep such registration statement effective and usable for resale of Registrable Securities for the period required by Section 4(b) shall be referred to as a "Registration Suspension Period". A Registration Suspension Period shall commence on and include the date that the Company gives written notice to the Haagen Family of its determination that such registration statement is no longer effective or usable for resale of Registrable Securities (the "Suspension Notice") to and including the date when the Company notifies the Haagen Family that the use of the prospectus included in such registration statement may be resumed for the disposition of Registrable Securities.

          (c) Number of Demand Registrations.  The Company shall be obligated to
              ------------------------------
     effect, under this Section 2, only three Demand Registrations. A Demand Registration shall not be deemed to have been effected, nor shall it be sufficient to reduce the number of Demand Registrations available to the Haagen Family under this Section 2, if such registration cannot be used by the Haagen Family for more than 60 days as a result of any stop order, injunction or other order of the Commission or other Government Authority for any reason other than an act or omission of the Haagen Family and all the Registerable Securities registered thereunder are not sold.

          (d) Notice.  The Company shall give the Haagen Family prompt notice in
              ------
     the event that the Company has suspended sales of Registrable Securities under Section 2(b).

          (e) Expenses.  All Registration Expenses incurred in connection with
              --------
     the first Demand Registration which may be requested under this Section 2 shall be borne by the Company, with the Haagen Family only paying underwriting fees and discounts. The Registration Expenses incurred in connection with the second Demand Registration which may be requested under this Section 2 shall be borne equally by the Company and the Haagen Family. All Registration Expenses and underwriting fees and discounts incurred in connection with the remaining Demand Registration which may be requested under this Section 2 shall be borne by the Haagen Family.

          (f) Selection of Underwriters.  Any and all underwriters or other
              -------------------------
     agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2 shall include such underwriter(s) or other agent(s) as selected by the Haagen Family and approved of by the Company, which approval shall not be unreasonably withheld.

          Section 3.  Incidental Registrations
                      ------------------------

          (a) Notification and Inclusion.  If the Company proposes to register
              --------------------------
     for its own account any common equity securities of the Company or any securities convertible into common equity securities of the Company under the Securities Act (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering, and declared effective), the Company shall, at each such time after the Commencement Date until the Haagen Family no longer holds Registerable Securities, promptly give written notice of such registration to the Haagen Family. Upon the written request of the Haagen Family given within 10 days after receipt of such notice by the Haagen Family, the

     Company shall seek to include in such proposed registration such Registrable Securities as the Haagen Family shall request be so included and shall use its reasonable best efforts to cause a registration statement covering all of the Registrable Securities that the Haagen Family has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of securities it proposes to make under this Section 3 and shall incur no liability to the Haagen Family for its failure to do so. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Haagen Family and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) Cut-back Provisions.  If a registration pursuant to this Section 3
              -------------------
     involves an Underwritten/Placed Offering of the securities so being registered, whether or not solely for sale for the account of the Company, which securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transaction, and the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering shall inform the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the Company will include in such registration (i) first, all the securities of the Company which the Company proposes to sell for its own account or the account of others (other than the Haagen Family) requesting inclusion in such registration on request and (ii) second, to the extent of the amount which the Company is so advised can be sold in (or during the time of) such offering, Registrable Securities and other securities requested to be included in such registration, pro rata among the Haagen Family and others exercising incidental registration rights, on the basis of the shares of Company Common Stock owned by all such persons.

          (c) Expenses.  The Company shall bear and pay all Company Registration
              --------
     Expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for the Haagen Family, and all Registration Expenses incurred in connection with any registration of any securities sold for the account of the Company referred to in the first sentence of Section 3(a), and the Haagen Family shall bear and pay all Registration Expenses (other than Company Registration Expenses) and all underwriting fees and discounts incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for the Haagen Family.

          (d) Duration of Effectiveness.  At the request of the Haagen Family,
              -------------------------
     the Company shall, subject to Section 2(b), use its reasonable best efforts to keep any registration statement for which Registrable Securities are included under this Section 3 effective and usable for up to 90 days (subject to extension for the length of any Registration Suspension Period), unless the distribution of securities registered thereunder has been earlier completed; provided, however, that in no event will the Company be required to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would be so required to prepare and file such audited financial statements if such registration statement were no longer effective and usable.

          Section 4.  Registration Procedures.  In connection with the filing of
                      -----------------------
any registration statement as provided in Section 2 or 3, the Company shall use its reasonable best efforts to, as expeditiously as reasonably practicable:

          (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use its reasonable best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Haagen Family copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Haagen Family;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of and the date which is 90 days after the date of initial effectiveness of such registration statement;

          (c) furnish to the Haagen Family such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Haagen Family may reasonably request;

          (d) register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Haagen Family shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Haagen Family to consummate the disposition in such jurisdictions of the securities owned by the Haagen Family, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

          (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Government Authority as may be reasonably necessary to enable the Haagen Family to consummate the disposition of such Registrable Securities;

          (f) furnish to the Haagen Family a signed counterpart, addressed to the Haagen Family (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Haagen Family, and

               (ii) to the extent permitted by then applicable rules of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (g) immediately notify the Haagen Family at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Haagen Family promptly prepare and furnish to the Haagen Family a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Haagen Family shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five Business Days prior to the filing thereof;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (j) list all Company Common Stock covered by such registration statement on any securities exchange on which any of the Company Common Stock is then listed.

the Haagen Family shall furnish in writing to the Company such information regarding the Haagen Family (and any of its affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

     the Haagen Family agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g) of this

Section 4, the Haagen Family will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Haagen Family's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this
Section 4.

          Section 5.  Requested Underwritten Offerings.  If requested by the
                      --------------------------------
underwriters for any underwritten offerings by the Haagen Family, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including indemnities to the effect and to the extent provided in Section 6. the Haagen Family shall be a party to such underwriting agreement and may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Haagen Family. the Haagen Family shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Haagen Family and the Haagen Family's intended method of distribution and any other representation or warranty required by law.

          Section 6.  Preparation; Reasonable Investigation.  In connection with
                      -------------------------------------
the preparation and filing of the registration statement under the Securities Act, the Company will give the Haagen Family, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Haagen Family's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 7.  Indemnification
                      ---------------

          (a) Indemnification by the Company.  In the event of any registration
              ------------------------------
     of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Haagen Family, each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Haagen Family or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse the Haagen Family and each such underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Haagen Family or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof, and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Haagen Family or any such underwriter or controlling person and shall survive the transfer of such securities by the Haagen Family.

          (b) Indemnification by the Haagen Family.  The Haagen Family will, and
              ------------------------------------
     hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Haagen Family specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by the Haagen Family.

          (c) Notices of Claims, etc.  Promptly after receipt by an indemnified
              -----------------------
     party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

          (d) Other Indemnification.  Indemnification similar to that specified
              ---------------------
     in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and the Haagen Family with respect to any required registration or other qualification of securities under any federal or state law or regulation of Governmental Authority other than the Securities Act.

          (e) Indemnification Payments.  The indemnification required by this
              ------------------------
     Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution.  If, for any reason, the foregoing indemnity is
              ------------
     unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

          Section 8.  Covenants Relating to Rule 144.  The Company will file in
                      ------------------------------
a timely manner (taking into account any extensions granted by the Commission), information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of the Haagen Family, deliver to the Haagen Family a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number,
(c) the Company's Commission file number, (d) the number of shares of Company Common Stock and the number of shares of Company Preferred Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of the Haagen Family, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

          Section 9.  Miscellaneous
                      -------------

          (a) Counterparts. This Agreement may be executed in one or more
              ------------
     counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9, provided receipt of copies of such counterparts is confirmed.

          (b) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          (c) Entire Agreement.  This Agreement (including agreements
              ----------------
     incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          (d) Notices.  All notices and other communications hereunder shall be
              -------
     sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

          Alexander Haagen Properties, Inc.
          3500 Sepulveda Boulevard
          Manhattan Beach, CA  90266
          Attention:  Chief Executive Officer
          Telecopy Number:  (310) 546-8455

          with a copy to:

          Latham & Watkins
          633 West Fifth Street
          Suite 4000
          Los Angeles, CA  90071
          Attention:  John M. Newell
          Telecopy Number:  (213) 891-8763

or at such other address and to the attention of such other person as the Company may designate by written notice to the Haagen Family. Notices to the Haagen Family shall be addressed to:

          Alexander Haagen
          c/o Alexander Haagen Properties, Inc.
          3500 Sepulveda Boulevard
          Manhattan Beach, CA 90266
          Telecopy Number:  (310) 545-6354


          with a copy to:

          Stroock & Stroock & Lavan
          2029 Century Park East
          Suite 1800
          Los Angeles, CA 90067
          Attention:  Glenn D. Smith
          Telecopy Number:  (310) 556-5959

          (e) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
     inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party, except that if (i) the Haagen Family transfers or pledges any or all Registrable Securities to a bona fide financial institution as security for any bona fide indebtedness of any the Haagen Family and such financial institution agrees to be bound by the Stockholders Agreement, the pledgee of the Registrable Securities shall be considered an intended beneficiary hereof and may exercise all rights of the Haagen Family hereunder, and (ii) any person included within the definition of the term the Haagen Family shall be permitted to assign its rights hereunder to any other person included within such definition.

          (f) Headings.  The Section and other headings contained in this
              --------
     Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean Sections or other headings of this Agreement unless otherwise stated.

          (g) Amendments and Waivers.  This Agreement may not be modified or
              ----------------------
     amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          (h) Interpretation; Absence of Presumption.  For the purposes hereof,
              --------------------------------------
     (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          (i) Severability.  Any provision hereof which is invalid or
              ------------
     unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                         ALEXANDER HAAGEN PROPERTIES, INC.

                         By:  /s/ Alexander Haagen, Sr.
                              ------------------------------------------------
                              Name:Alexander Haagen, Sr.
                                   -------------------------------------------
                              Title: Chairman, President and Chief
                                     Executive Officer
                                     -----------------------------------------

                         ALEXANDER HAAGEN

                         /s/ Alexander Haagen, Sr.
                         -----------------------------------------------------

                         CHARLOTTE HAAGEN

                         /s/ Charlotte Haagen
                         -----------------------------------------------------

                         ALEXANDER HAAGEN, III

                         /s/ Alexander Haagen, III
                         -----------------------------------------------------

                         THE HAAGEN LIVING TRUST DATED
                                AUGUST 17, 1988

                         By: /s/ Alexander Haagen, Sr.
                         -----------------------------------------------------
                                    Alexander Haagen, Sr., Co-Trustee


                         /s/ Autumn Haagen
                         -----------------------------------------------------
                         AUTUMN HAAGEN


                         /s/ Alexander Haagen III/Betty Haagen
                         -----------------------------------------------------
                         ALEXANDER HAAGEN III & BETTY HAAGEN
                             TR FBO ALEXANDER HAAGEN IV UA 10/24/88


                         /s/ Alexander Haagen III/Betty Haagen
                         -----------------------------------------------------
                         ALEXANDER HAAGEN III & BETTY HAAGEN
                             TR FBO ANDREW HAAGEN UA 10/28/88


                         /s/ Alexander Haagen III/Betty Haagen
                         -----------------------------------------------------
                         ALEXANDER HAAGEN III & BETTY HAAGEN
                         TR FBO AUTUMN HAAGEN UA 10/24/88